Quarterly Financial Data Supplement (Unaudited)
Second Quarter 2007

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SECOND QUARTER 2007 FINANCIAL SUMMARY

Quarterly EPS

•	Net income of $17.9 million, or $0.24 per diluted share

•

Operating earnings of $19.9 million, or $0.27 per diluted share, which include an additional provision for credit losses of $10.5 million pre-tax, or $0.09 after-tax per diluted share, related to loans in a NC development under investigation

•	Operating earnings excluding the additional provision totaled $26.9 million, or $0.36 per diluted share

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $125.0 million

— Non-operating items: $2.2 million net loss on securities

•	Operating revenues of $128.8 million, up $3.4 million or 11.0% linked-quarter annualized

•	Growth in both net interest income and noninterest income

•	Tax-equivalent net interest income of $98.1 million, up $1.9 million or 7.9% linked-quarter annualized

— Net interest margin of 3.12%, an improvement of 4 bps linked-quarter

— Average earning assets of $12.6 billion, down 0.7% linked-quarter annualized

•	Operating noninterest income of $30.7 million, up $1.5 million or 21.1% linked-quarter annualized

Average Balance Sheet Growth

•	Average loans, up 7.0% linked-quarter annualized

•	Average securities, down $192.6, including March sale of $116 million

•	Average customer funding, defined as total deposits less brokered deposits plus customer sweeps, down 1.9% linked-quarter annualized

•	Average wholesale borrowings, including brokered deposits and excluding customer sweeps, down 0.9% linked-quarter annualized

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $81.0 million

— Non-operating items: $546,000 severance payments and $231,000 loss on early extinguishment of debt

•	Operating noninterest expenses of $80.2 million, down $372,000 or 1.9% linked-quarter annualized

•	Achieved planned $20 million annualized reduction of operating noninterest expenses from 4Q06 run rate

•	Cash operating efficiency ratio of 60.6%, an improvement from 62.7% for the prior quarter

•	Positive operating leverage (11.0% linked-quarter annualized operating revenue growth and 1.9% linked-quarter annualized decline in operating noninterest expenses)

Credit Quality

•	Provision for credit losses of $17.1 million, which included $10.5 million additional provision for NC development loans

•	Net charge-offs of $5.2 million, or 0.21% annualized as a % of average loans, an improvement of 8 bps linked-quarter

•	Excluding NC development loans, net charge-offs of $3.7 million, or 0.15% annualized as a % of average loans, an improvement of 14 bps linked-quarter

•	Nonperforming assets of $45.6 million, or 0.45% of loans held for investment and foreclosed property, an improvement of 2 bps linked-quarter

Capital

•	Tangible equity to tangible asset ratio of 6.22%, down from 6.52% at March 31, 2007

•	Tangible equity per share of $11.32, down from $11.76 at March 31, 2007

•	Repurchased 1.15 million shares 2Q07 and 2.15 million shares for 2007 YTD

•	Tier 1 capital ratio of 10.12%, up from 9.76% at March 31, 2007

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Interest Income
Interest and fees on loans	$191,961	$186,628	$187,385	$184,476	$179,971
Interest and dividends on securities:
Taxable	26,879	28,825	29,876	30,779	31,652
Exempt from federal income taxes	2,888	3,048	3,125	3,140	3,210

Total interest and dividends on securities	29,767	31,873	33,001	33,919	34,862
Interest on short-term investments	97	141	144	196	879

Total interest income	221,825	218,642	220,530	218,591	215,712

Interest Expense
Interest on deposits	92,066	88,479	82,716	77,393	68,704
Interest on borrowed funds	33,238	35,625	41,160	42,515	43,886

Total interest expense	125,304	124,104	123,876	119,908	112,590

Net Interest Income	96,521	94,538	96,654	98,683	103,122
Provision for Credit Losses	17,125	9,013	8,838	6,553	7,487

Net interest income after provision for credit losses	79,396	85,525	87,816	92,130	95,635
Noninterest Income	28,508	27,824	30,257	35,082	29,342
Noninterest Expenses	80,976	82,331	91,022	80,798	80,381

Income before income taxes	26,928	31,018	27,051	46,414	44,596
Income tax expense	8,998	10,500	3,500	14,249	15,253

Net Income	$17,930	$20,518	$23,551	$32,165	$29,343

Average common shares outstanding, basic	74,050,115	74,736,832	75,161,032	75,003,605	74,864,648
Average common shares outstanding, diluted	74,397,091	75,244,968	75,701,120	75,590,748	75,504,683
Net income per common share, basic	$0.24	$0.27	$0.31	$0.43	$0.39
Net income per common share, diluted	0.24	0.27	0.31	0.43	0.39
Cash dividends declared per common share	0.18	0.18	0.18	0.17	0.17

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Noninterest Income
Service charges on deposit accounts	$11,223	$10,613	$10,704	$11,457	$11,592
Debit card income	2,403	2,177	2,198	2,055	2,095
Customer service fee income	1,402	1,291	1,267	1,117	1,074

Total customer fee income	15,028	14,081	14,169	14,629	14,761

Retail investment services	2,282	1,958	1,671	1,689	2,249
Insurance income	2,987	3,297	3,411	2,831	2,806
Trust and investment management income	1,734	1,594	1,506	1,483	1,678
Benefits administration fees	749	742	722	795	749

Total wealth management income	7,752	7,591	7,310	6,798	7,482

Mortgage banking income	1,877	2,069	2,224	1,969	2,078
Bank-owned life insurance	4,454	2,851	2,932	2,916	2,969
Merchant processing income, net (1)	771	735	527	619	640
Gain (loss) on certain derivative activities	(1,497)	97	596	3,924	(245)
Loss on indirect auto loans (2)	—	—	—	(667)	(985)
Other	2,360	1,785	2,738	2,396	2,518

Operating noninterest income (noninterest income, excluding non-operating items)	30,745	29,209	30,496	32,584	29,218

Gain (loss) on securities	(2,237)	(1,385)	(239)	—	3,601
Gain on disposition of assets and liabilities	—	—	—	2,498	—
Loss on sale of indirect auto loans previously HFI (2)	—	—	—	—	(3,477)

Non-operating noninterest income (loss)	(2,237)	(1,385)	(239)	2,498	124

Total noninterest income	$28,508	$27,824	$30,257	$35,082	$29,342

Noninterest Expenses
Salaries and wages	$34,258	$35,072	$35,188	$34,494	$33,605
Employee benefits	9,245	9,759	8,927	9,080	8,703
Occupancy	8,545	8,608	8,856	7,949	7,684
Furniture and equipment	6,486	6,462	6,579	6,217	6,468
Professional services	4,914	4,103	5,637	4,549	5,497
Advertising and business development	1,973	1,931	2,937	2,264	2,187
Telecommunications	1,418	1,393	1,384	1,407	1,421
Amortization of intangibles	2,136	2,001	2,156	2,204	2,208
Other	11,224	11,242	13,547	12,634	12,608

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	80,199	80,571	85,211	80,798	80,381

Employment contract buyouts and severance	546	1,760	4,990	—	—
Loss on early extinguishment of debt	231	—	821	—	—

Non-operating noninterest expenses	777	1,760	5,811	—	—

Total noninterest expenses	$80,976	$82,331	$91,022	$80,798	$80,381

(1)

In second quarter 2007, TSFG began presenting its merchant income net of direct processing costs. Direct merchant processing costs totaled (in thousands) $3,930 for second quarter 2007, $3,020 for first quarter 2007, $2,542 for fourth quarter 2006, $2,830 for third quarter 2006, and $2,678 for second quarter 2006. Amounts presented for prior periods have been reclassified to conform to current presentation.

(2)

In June 2006, TSFG sold approximately $360 million of indirect auto loans originated from August 2005 through the end of May 2006 and classified the loss on sale of these loans previously held for investment as a non-operating item. TSFG classified its June and July production of indirect auto loans as held for sale and reported the loss from the lower of cost or market adjustment as an operating item. As of July 31, 2006, TSFG transferred these loans, originally classified as held for sale, to held for investment.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Assets
Cash and due from banks	$267,005	$257,884	$326,567	$295,534	$286,954
Interest-bearing bank balances	263	7,012	31,264	5,224	16,275
Federal funds sold and securities purchased to resell	—	50,000	—	7,500	7,176
Securities
Available for sale	2,433,341	2,546,047	2,743,456	2,820,383	2,861,182
Held to maturity	41,892	46,217	52,308	52,790	53,617

Total securities	2,475,233	2,592,264	2,795,764	2,873,173	2,914,799

Loans held for sale	35,718	33,519	28,556	36,155	78,763
Loans held for investment	10,029,228	9,898,134	9,701,867	9,513,833	9,439,445
Less: Allowance for loan losses	(125,545)	(113,736)	(111,663)	(109,401)	(108,995)

Net loans held for investment	9,903,683	9,784,398	9,590,204	9,404,432	9,330,450

Premises and equipment, net	224,951	223,738	219,163	213,820	207,393
Accrued interest receivable	75,851	72,801	77,523	72,459	71,905
Intangible assets	681,483	683,611	685,568	687,403	689,690
Other assets	475,488	452,920	455,907	452,002	473,678

	$14,139,675	$14,158,147	$14,210,516	$14,047,702	$14,077,083

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,244,834	$1,286,800	$1,280,908	$1,261,421	$1,465,811
Interest-bearing	8,840,972	8,664,408	8,235,832	7,920,531	7,774,508

Total deposits	10,085,806	9,951,208	9,516,740	9,181,952	9,240,319
Federal funds purchased and repurchase agreements	1,210,921	1,496,168	1,421,099	1,614,664	1,088,143
Other short-term borrowings	221,729	111,365	347,620	220,366	171,157
Long-term debt	857,248	809,290	1,130,475	1,261,306	1,846,062
Accrued interest payable	77,751	77,380	68,940	60,075	60,928
Other liabilities	168,033	151,126	163,610	162,519	188,897

Total liabilities	12,621,488	12,596,537	12,648,484	12,500,882	12,595,506

Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	73,926	74,673	75,341	75,192	75,034
Surplus	1,129,272	1,150,288	1,167,685	1,162,889	1,158,758
Retained earnings	378,399	373,788	367,261	357,371	338,019
Guarantee of employee stock ownership plan debt	(39)	(95)	(151)	(210)	(268)
Accumulated other comprehensive loss, net of income tax	(63,371)	(37,044)	(48,104)	(48,422)	(89,966)

Total shareholders’ equity	1,518,187	1,561,610	1,562,032	1,546,820	1,481,577

	$14,139,675	$14,158,147	$14,210,516	$14,047,702	$14,077,083

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$167,195	$167,295	$166,719	$174,739	$173,049
U.S. Government agencies	650,581	657,708	653,034	655,447	641,315
Mortgage-backed securities	1,158,498	1,246,384	1,400,288	1,459,220	1,504,818
State and municipal	308,070	315,372	341,488	345,077	351,462
Other investments (1)	148,997	159,288	181,927	185,900	190,538

Total available for sale securities	2,433,341	2,546,047	2,743,456	2,820,383	2,861,182

Held to maturity (at amortized cost)	41,892	46,217	52,308	52,790	53,617

Total securities	$2,475,233	$2,592,264	$2,795,764	$2,873,173	$2,914,799

Total securities as a percentage of total assets	17.5%	18.3%	19.7%	20.5%	20.7%

	June 30, 2007

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$169,085	6.8%	1.1	4.07%
U.S. Government agencies	666,355	27.0	3.8	5.42
Mortgage-backed securities:
Collateralized mortgage obligations	879,352	35.6	6.2	4.55
Adjustable rate mortgages	233,199	9.4	2.2	4.76
Pass-through	117,235	4.7	3.8	4.79
State and municipal	314,977	12.7	3.3	4.82
Corporate bonds (2)	93,147	3.8	3.8	5.06

Total available for sale debt securities	$2,473,350	100.0%	4.3	4.84%

Fixed interest rate:
Mortgage-backed securities	$994,926	40.2%	5.9	4.58%
Other	1,218,619	49.3	3.3	5.03
Variable interest rate:
Mortgage-backed securities	234,860	9.5	2.2	4.76
Other	24,945	1.0	3.1	6.66

Total available for sale debt securities	$2,473,350	100.0%	4.3	4.84%

Projected Cash Flows for Debt Securities

	Roll-Off Yield	Projected Annual Cash Flows by Interest Rate Scenario

Year		Current	Up 1.00%	Down 1.00%

Remainder of 2007	4.48%	$256,802	$237,413	$586,302
2008	4.19	226,992	176,585	477,671

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value		Duration

Up 2.00%	(8.7	) %	5.1
Up 1.00%	(4.2)		4.7
Flat	—		3.7
Down 1.00%	2.9		1.9
Down 2.00%	4.0		0.1

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.26%.

(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities.

(2)	TSFG recorded a pre-tax loss of $2.9 million for the quarter ended June 30, 2007 related to the subsequent partial liquidation and resulting impairment of its corporate bond portfolio.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Commercial Loans
Commercial and industrial	$2,650,050	$2,596,705	$2,491,210	$2,378,533	$2,393,706
Owner - occupied real estate	973,105	883,738	830,179	859,306	880,545
Commercial real estate	4,167,117	4,209,149	4,171,631	4,060,602	4,043,550

	7,790,272	7,689,592	7,493,020	7,298,441	7,317,801

Consumer Loans
Indirect - sales finance	684,053	666,801	660,401	651,419	555,678
Direct retail (1)	430,759	434,521	439,478	432,254	428,702
Home equity	547,167	531,922	528,909	537,406	554,266

	1,661,979	1,633,244	1,628,788	1,621,079	1,538,646

Mortgage Loans (1)	576,977	575,298	580,059	594,313	582,998

Total loans held for investment	$10,029,228	$9,898,134	$9,701,867	$9,513,833	$9,439,445

Percentage of Loans Held for Investment
Commercial and industrial	26.4%	26.2%	25.7%	25.0%	25.4%
Owner - occupied real estate	9.7	8.9	8.6	9.0	9.3
Commercial real estate	41.5	42.5	43.0	42.7	42.8
Consumer	16.6	16.5	16.7	17.0	16.3
Mortgage	5.8	5.9	6.0	6.3	6.2

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Non organic change in loans held for investment related to:
Origination and transfer of indirect auto loans originally held for sale to held for investment	$ —	$ —	$ —	$51,019	$ (51,019)
Sale of indirect auto loans	—	—	—	—	(359,609)
Other acquisitions (dispositions) (2)	—	—	—	(2,629)	—

Growth in Loans Held for Investment (3)
Growth vs. prior quarter, annualized	5.3%	8.2%	7.8%	3.1%	(11.6)%
Growth year-to-date, annualized	6.8	8.2	2.8	1.1	—

Growth in Loans Held for Investment, Excluding Changes from Acquisitions and Dispositions (3)
Organic growth vs. prior quarter, annualized	5.3%	8.2%	7.8%	1.1%	5.3%
Organic growth year-to-date, annualized	6.8	8.2	6.6	6.2	8.8

(1)	In second quarter 2007, TSFG reclassified certain loan balances from mortgage loans to consumer direct retail. Amounts for prior periods have been reclassified to conform to the current presentation.

(2)	Other acquisitions (dispositions) during the three months ended September 30, 2006 related to the sale of the Mullins branch.

(3)	At March 31, 2006 and December 31, 2005, loans held for investment totaled $9,720,891 and $9,439,935, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended

6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Credit Quality
Loans held for investment	$10,029,228	$9,898,134	$9,701,867	$9,513,833	$9,439,445
Allowance for loan losses	125,545	113,736	111,663	109,401	108,995
Allowance for credit losses	126,721	114,822	112,688	110,349	110,320
Nonperforming loans (1)	41,527	43,222	37,168	31,396	37,782
Foreclosed property (other real estate owned and personal property repossessions)	4,028	3,572	4,341	4,851	10,187

Nonperforming assets	$45,555	$46,794	$41,509	$36,247	$47,969

Nonperforming loans as a % of loans held for investment	0.41%	0.44%	0.38%	0.33%	0.40%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.45	0.47	0.43	0.38	0.51
Allowance for loan losses as a % of loans held for investment	1.25	1.15	1.15	1.15	1.15
Allowance for credit losses as a % of loans held for investment	1.26	1.16	1.16	1.16	1.17
Allowance for loan losses to nonperforming loans	3.02	x	2.63	x	3.00	x	3.48	x	2.88	x
Impaired loans (1)	$33,596	$36,403	$28,733	$24,604	$30,860
Specific allowance for impaired loans	9,414	7,716	6,686	3,987	8,027
Loans past due 90 days or more (mortgage and consumer with interest accruing)	2,503	193	3,129	3,163	2,849
Net loan charge-offs	5,226	6,879	6,499	6,524	6,532
Average loans held for investment	9,947,636	9,783,328	9,589,732	9,467,123	9,664,441
Net loan charge-offs as a % of average loans held for investment (annualized)	0.21%	0.29%	0.27%	0.27%	0.27%

Allowance for Loan Losses
Balance at beginning of period	$113,736	$111,663	$109,401	$108,995	$111,219
Allowance adjustment for loans sold	—	—	—	—	(3,089)
Provision for loan losses	17,035	8,952	8,761	6,930	7,397
Loans charged-off	(7,622)	(8,611)	(9,197)	(9,768)	(8,785)
Recoveries of loans previously charged-off	2,396	1,732	2,698	3,244	2,253

Balance at end of period	$125,545	$113,736	$111,663	$109,401	$108,995

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$1,086	$1,025	$948	$1,325	$1,235
Provision for unfunded lending commitments	90	61	77	(377)	90

Balance at end of period	$1,176	$1,086	$1,025	$948	$1,325

Allowance for Credit Losses
Balance at beginning of period	$114,822	$112,688	$110,349	$110,320	$112,454
Allowance adjustment for loans sold	—	—	—	—	(3,089)
Provision for credit losses	17,125	9,013	8,838	6,553	7,487
Loans charged-off	(7,622)	(8,611)	(9,197)	(9,768)	(8,785)
Recoveries of loans previously charged-off	2,396	1,732	2,698	3,244	2,253

Balance at end of period	$126,721	$114,822	$112,688	$110,349	$110,320

(1)

At June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, these credit quality indicators (nonperforming loans and impaired loans) included $1.9 million, $1.9 million, $500,000, $661,000, and $743,000, respectively, in restructured loans.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF LOANS IN NC DEVELOPMENT UNDER INVESTIGATION
(dollars in thousands) (unaudited)

	At and for the Three Months Ended June 30, 2007

	# of Loans	Balance	Classified as Nonaccrual	Allocated Allowance	Accrued Interest	Charge-offs

Individual lot loans	93	$17,422	$1,592	$9,000	$161	$—
Development loans	2	1,507	1,507	—	—	1,500

Total	95	$18,929	$3,099	$9,000	$161	$1,500

Weighted-Average Rate(1)	7.42%

	Payment status as of June 30, 2007

	Balance	Percent	# of Loans	Accrued Interest

Current	$3,561	18.8%	20	$12
1-29 days	5,744	30.4	32	53
30-59 days	6,425	33.9	36	94
60-89 days	100	0.5	1	2
Nonaccrual	3,099	16.4	6	—

	$18,929	100.0%	95	$161

CREDIT QUALITY - Excluding the Loans in the NC Development under Investigation

	At and for the Three Months Ended June 30, 2007

	As reported (GAAP)		Adjustment for NC loans	Excluding NC loans (Non-GAAP)

Loans held for investment	$10,029,228		$(18,929)	$10,010,299
Allowance for loan losses	(125,545)		9,000	(116,545)
Allowance for credit losses	(126,721)		9,000	(117,721)

Nonperforming loans	$41,527		$(3,099)	$38,428
Foreclosed property (other real estate owned and personal property repossessions)	4,028		—	4,028

Nonperforming assets	$45,555		$(3,099)	$42,456

Nonperforming loans as a % of loans held for investment	0.41%			0.38%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.45			0.42
Allowance for loan losses as a % of loans HFI	1.25			1.16
Allowance for credit losses as a % of loans HFI	1.26			1.18
Allowance for loan losses to nonperforming loans	3.02	x		3.03	x
Loans past due 90 days or more (mortgage and consumer with interest accruing)	$2,503		$—	$2,503
Net loan charge-offs:
Three months ended	5,226		(1,500)	3,726
Net loan charge-offs as a % of average loans held for investment (annualized):
Three months ended	0.21%			0.15%

(1)	Based on stated loan rates with no adjustment for loans on nonaccrual status.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Noninterest-bearing	$1,244,834	$1,286,800	$1,280,908	$1,261,421	$1,465,811
Interest-bearing checking	1,177,609	1,198,714	1,208,125	1,245,167	1,220,949
Money market accounts	2,245,466	2,374,242	2,435,413	2,477,982	2,333,992
Savings accounts	177,289	184,283	181,192	188,629	181,871

Core deposits	4,845,198	5,044,039	5,105,638	5,173,199	5,202,623
Time deposits under $100,000 (1)	1,363,462	1,320,108	1,272,056	1,231,553	1,204,609
Time deposits of $100,000 or more (1)	1,583,653	1,609,572	1,514,615	1,403,696	1,427,811

Customer deposits (2)	7,792,313	7,973,719	7,892,309	7,808,448	7,835,043
Brokered deposits	2,293,493	1,977,489	1,624,431	1,373,504	1,405,276

Total deposits	10,085,806	9,951,208	9,516,740	9,181,952	9,240,319
Less: Brokered deposits	(2,293,493)	(1,977,489)	(1,624,431)	(1,373,504)	(1,405,276)
Add: Customer sweeps	556,622	479,698	500,288	378,116	349,471

Customer funding (3)	$8,348,935	$8,453,417	$8,392,597	$8,186,564	$8,184,514

Percentage of Deposits
Noninterest-bearing	12.3%	12.9%	13.4%	13.7%	15.9%
Interest-bearing checking	11.7	12.0	12.7	13.6	13.2
Money market accounts	22.3	23.9	25.6	27.0	25.3
Savings accounts	1.8	1.8	1.9	2.0	2.0

Core deposits	48.1	50.6	53.6	56.3	56.4
Time deposits under $100,000	13.5	13.3	13.4	13.4	13.0
Time deposits of $100,000 or more	15.7	16.2	15.9	15.3	15.4

Customer deposits (2)	77.3	80.1	82.9	85.0	84.8
Brokered deposits	22.7	19.9	17.1	15.0	15.2

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Growth vs. Prior Quarter, Annualized (4)
Noninterest-bearing	(13.1)%	1.9%	6.1%	(55.3)%	(0.8)%
Core deposits	(15.8)	(4.9)	(5.2)	(2.2)	7.2
Total deposits	5.4	18.5	14.5	(2.5)	2.7
Customer funding (3)	(5.0)	2.9	10.0	0.1	4.7

Growth Year-To-Date, Annualized (5)
Noninterest-bearing	(5.7)%	1.9%	(12.2)%	(18.1)%	1.0%
Core deposits	(10.3)	(4.9)	0.1	1.9	4.1
Total deposits	12.1	18.5	3.1	(0.8)	0.1
Customer funding (3)	(1.0)	2.9	2.3	(0.2)	(0.4)

(1)

In second quarter 2007, TSFG reclassified certain deposit balances from time deposits under $100,000 to time deposits of $100,000 or more. Amounts for prior periods have been reclassified to conform to the current presentation.

(2)	Total deposits less brokered deposits.

(3)	Total deposits less brokered deposits plus customer sweeps.

(4)	At March 31, 2006, noninterest-bearing totaled $1,468,825, core deposits totaled $5,110,395, total deposits totaled $9,178,682, and customer funding totaled $8,088,903.

(5)	At December 31, 2005, noninterest-bearing totaled $1,458,914, core deposits totaled $5,099,040, total deposits totaled $9,234,437, and customer funding totaled $8,201,571.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF ORGANIC CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	For The Period Ended

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Noninterest-Bearing
Beginning balance	$1,286,800	$1,280,908	$1,261,421	$1,465,811	$1,468,825
Increase (decrease) during the three months ended related to:
Organic change	(41,966)	5,892	19,487	(202,167)	(3,014)
Bank acquisitions (dispositions) (1)	—	—	—	(2,223)	—

Ending balance	$1,244,834	$1,286,800	$1,280,908	$1,261,421	$1,465,811

Core Deposits
Beginning balance	$5,044,039	$5,105,638	$5,173,199	$5,202,623	$5,110,395
Increase (decrease) during the three months ended related to:
Organic change	(198,841)	(61,599)	(67,561)	(13,848)	92,228
Bank acquisitions (dispositions) (1)	—	—	—	(15,576)	—

Ending balance	$4,845,198	$5,044,039	$5,105,638	$5,173,199	$5,202,623

Customer Funding (2)
Beginning balance	$8,453,417	$8,392,597	$8,186,564	$8,184,514	$8,088,903
Increase (decrease) during the three months ended related to:
Organic change	(104,482)	60,820	206,033	29,991	95,611
Bank acquisitions (dispositions) (1)	—	—	—	(27,941)	—

Ending balance	$8,348,935	$8,453,417	$8,392,597	$8,186,564	$8,184,514

Organic Change vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(13.1)%	1.9%	6.1%	(54.7)%	(0.8)%
Core deposits	(15.8)	(4.9)	(5.2)	(1.1)	7.2
Customer funding (2)	(5.0)	2.9	10.0	1.5	4.7

Organic Change Year-To-Date, Annualized (4)
Noninterest-bearing	(5.7)%	1.9%	(12.0)%	(17.9)%	1.0%
Core deposits	(10.3)	(4.9)	0.4	2.4	4.1
Customer funding (2)	(1.0)	2.9	2.7	0.2	(0.4)

(1)	The non organic change in deposits relates to the September, 2006 disposition of the Mullins branch.

(2)	Total deposits less brokered deposits plus customer sweeps.

(3)	At March 31, 2006, noninterest-bearing totaled $1,468,825, core deposits totaled $5,110,395, and customer funding totaled $8,088,903.

(4)	At December 31, 2005, noninterest-bearing totaled $1,458,914, core deposits totaled $5,099,040, and customer funding totaled $8,201,571.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF WHOLESALE BORROWINGS, CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$654,299	$1,016,470	$920,811	$1,236,548	$738,672
Customer sweeps	556,622	479,698	500,288	378,116	349,471
FHLB advances	75,000	75,000	175,000	175,000	—
Commercial paper	32,687	35,584	32,631	36,032	30,336
Treasury, tax and loan note	114,042	781	139,989	9,334	140,821

Total short-term borrowings	1,432,650	1,607,533	1,768,719	1,835,030	1,259,300
Long-term borrowings
Repurchase agreements	200,000	200,000	521,000	596,000	771,000
FHLB advances	328,100	328,107	328,113	339,620	749,127
Subordinated notes	262,067	188,871	188,871	233,016	233,016
Manditorily redeemable preferred stock of subsidiary	64,800	89,800	89,800	89,800	89,800
Note payable	808	818	828	838	847
Employee stock ownership plan note payable	50	125	200	275	350
Purchase accounting premiums, net of amortization	1,423	1,569	1,663	1,757	1,922

Total long-term borrowings	857,248	809,290	1,130,475	1,261,306	1,846,062

Total borrowings	2,289,898	2,416,823	2,899,194	3,096,336	3,105,362
Less: Customer sweeps	(556,622)	(479,698)	(500,288)	(378,116)	(349,471)
Add: Brokered deposits	2,293,493	1,977,489	1,624,431	1,373,504	1,405,276

Total wholesale borrowings	$4,026,769	$3,914,614	$4,023,337	$4,091,724	$4,161,167

Wholesale borrowings as a percentage of total assets	28.5%	27.6%	28.3%	29.1%	29.6%

Regulatory Capital
Tier 1 capital	$1,171,055	$1,115,023	$1,123,448	$1,143,708	$1,117,710
Tier 2 capital	167,521	177,236	179,021	176,701	176,237

Total risk-based capital	1,338,576	1,292,259	1,302,469	1,320,409	1,293,947

Total risk-weighted assets	11,575,533	11,424,481	11,502,152	11,277,236	11,255,642

Tangible Equity
Shareholders’ equity	$1,518,187	$1,561,610	$1,562,032	$1,546,820	$1,481,577
Intangible assets	(681,483)	(683,611)	(685,568)	(687,403)	(689,690)

Tangible equity	836,704	877,999	876,464	859,417	791,887

Capital Ratios
Total risk-based capital	11.56%	11.31%	11.32%	11.71%	11.50%
Tier 1 risk-based capital	10.12	9.76	9.77	10.14	9.93
Leverage ratio	8.73	8.28	8.34	8.60	8.18
Tangible equity to tangible assets ratio	6.22	6.52	6.48	6.43	5.92
Impact of unrealized (gain) loss	0.41	0.26	0.33	0.34	0.59

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.63	6.78	6.81	6.77	6.51

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(94,586)	$(59,764)	$(75,302)	$(77,224)	$(134,480)
Net of income tax (included in equity)	(59,565)	(37,601)	(47,378)	(48,599)	(84,667)

Market Rates for U.S. Treasury Notes
Three year	4.89%	4.54%	4.74%	4.62%	5.13%
Five year	4.92	4.54	4.70	4.59	5.09

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/07			3/31/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial	$7,724,530	$152,338	7.91%	$7,579,574	$148,078	7.92%
Consumer	1,584,646	29,382	7.44	1,570,745	28,957	7.48
Indirect	674,961	11,271	6.70	662,691	10,646	6.52
Risk management derivatives tied to loans	—	(1,030)		—	(1,053)

Total loans (1)	9,984,137	191,961	7.71	9,813,010	186,628	7.71
Investment securities (taxable) (2)	2,247,092	26,879	4.79	2,414,896	28,825	4.78
Investment securities (nontaxable) (3)	359,043	4,443	4.95	383,804	4,689	4.89

Total investment securities	2,606,135	31,322	4.81	2,798,700	33,514	4.79
Federal funds sold, interest-bearing bank balances, and other temp investments	6,376	97	6.10	8,331	141	6.86

Total earning assets	12,596,648	223,380	7.11	12,620,041	220,283	7.06

Non-earning assets	1,496,431			1,528,013

Total assets	$14,093,079			$14,148,054

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,176,182	$6,029	2.06	$1,187,239	$5,935	2.03
Savings	181,166	736	1.63	178,940	706	1.60
Money market	2,294,181	22,528	3.94	2,377,771	23,537	4.01
Time deposits, excluding brokered deposits	2,910,284	36,407	5.02	2,893,638	35,581	4.99
Brokered deposits	2,042,664	26,366	5.18	1,771,081	22,720	5.20

Total interest-bearing deposits	8,604,477	92,066	4.29	8,408,669	88,479	4.27
Customer sweeps	496,030	5,528	4.47	453,928	4,981	4.45
Other borrowings	1,989,109	27,710	5.59	2,270,120	30,644	5.47

Total interest-bearing liabilities	11,089,616	125,304	4.53	11,132,717	124,104	4.52

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,225,075			1,230,320
Other noninterest liabilities	231,996			233,248

Total liabilities	12,546,687			12,596,285
Shareholders’ equity	1,546,392			1,551,769

Total liabilities and shareholders’ equity	$14,093,079			$14,148,054

Net interest margin (tax-equivalent)		$98,076	3.12%		$96,179	3.08%
Less: tax-equivalent adjustment (3)		1,555			1,641

Net interest income		$96,521			$94,538

Supplemental data:
Customer funding (4)	$8,282,918	$71,228	3.45%	$8,321,836	$70,740	3.45%
Wholesale borrowings (5)	4,031,773	54,076	5.38	4,041,201	53,364	5.36

Total funding (6)	$12,314,691	$125,304	4.08	$12,363,037	$124,104	4.07

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(5)

TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(6)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06			9/30/06			6/30/06

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,623,050	$187,385	7.73%	$9,523,286	$184,476	7.69%	$9,711,641	$179,971	7.43%
Investment securities (taxable) (2)	2,503,989	29,876	4.77	2,586,438	30,779	4.76	2,676,211	31,652	4.73
Investment securities (nontaxable) (3)	400,117	4,808	4.81	407,005	4,831	4.75	416,117	4,938	4.75

Total investment securities	2,904,106	34,684	4.78	2,993,443	35,610	4.76	3,092,328	36,590	4.73
Federal funds sold, interest-bearing bank balances, and other temp investments	11,521	144	4.96	13,479	196	5.77	64,319	879	5.48

Total earning assets	12,538,677	222,213	7.04	12,530,208	220,282	6.98	12,868,288	217,440	6.77

Non-earning assets	1,592,004			1,443,500			1,476,147

Total assets	$14,130,681			$13,973,708			$14,344,435

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,106,819	$5,770	2.07	$1,132,556	$5,869	2.06	$1,168,434	$5,054	1.73
Savings	184,733	687	1.48	187,089	577	1.22	179,220	287	0.64
Money market	2,445,437	24,109	3.91	2,420,756	22,771	3.73	2,261,040	18,651	3.31
Time deposits, excluding brokered deposits	2,687,712	32,635	4.82	2,620,505	29,653	4.49	2,641,817	26,984	4.10
Brokered deposits	1,478,336	19,515	5.24	1,344,521	18,523	5.47	1,408,889	17,728	5.05

Total interest-bearing deposits	7,903,037	82,716	4.15	7,705,427	77,393	3.98	7,659,400	68,704	3.60
Customer sweeps	414,742	4,695	4.49	369,697	4,274	4.59	314,040	3,383	4.32
Other borrowings	2,645,462	36,465	5.47	2,811,224	38,241	5.40	3,252,647	40,503	4.99

Total interest-bearing liabilities	10,963,241	123,876	4.48	10,886,348	119,908	4.37	11,226,087	112,590	4.02

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,302,329			1,369,032			1,446,115
Other noninterest liabilities	306,023			217,223			195,999

Total liabilities	12,571,593			12,472,603			12,868,201
Shareholders’ equity	1,559,088			1,501,105			1,476,234

Total liabilities and shareholders’ equity	$14,130,681			$13,973,708			$14,344,435

Net interest margin (tax-equivalent)		$98,337	3.12%		$100,374	3.19%		$104,850	3.27%
Less: tax-equivalent adjustment (3)		1,683			1,691			1,728

Net interest income		$96,654			$98,683			$103,122

Supplemental data:
Customer funding (4)	$8,141,772	$67,896	3.31%	$8,099,635	$63,144	3.09%	$8,010,666	$54,359	2.72%
Wholesale borrowings (5)	4,123,798	55,980	5.39	4,155,745	56,764	5.42	4,661,536	58,231	5.01

Total funding (6)	$12,265,570	$123,876	4.01	$12,255,380	$119,908	3.88	$12,672,202	$112,590	3.56

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(5)

TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(6)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	6/30/07		3/31/07

		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$17,930	$0.24	$20,518	$0.27
Non-Operating Items
Loss on securities	2,237		1,385
Employment contract buyouts and severance	546		1,760
Loss on early extinguishment of debt	231		—
Related income taxes	(1,008)		(1,065)

Operating Earnings (Net Income, Excluding Non-Operating Items) (1)	19,936	0.27	22,598	0.30
Amortization of intangibles	2,136		2,001
Related income taxes	(714)		(677)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$21,358	$0.29	$23,922	$0.32

Average Common Shares Outstanding, Diluted	74,397,091		75,244,968

Select Balance Sheet (Averages)
Total assets	$14,093,079		$14,148,054
Intangible assets	(682,584)		(684,626)

Tangible assets	13,410,495		13,463,428

Shareholders’ equity	1,546,392		1,551,769
Intangible assets	(682,584)		(684,626)

Tangible equity	863,808		867,143

Return on Average Assets
GAAP earnings	0.51%		0.59%
Operating earnings (1)	0.57		0.65
Cash operating earnings on average tangible assets	0.64		0.72

Return on Average Equity
GAAP earnings	4.65		5.36
Operating earnings (1)	5.17		5.91
Cash operating earnings on average tangible equity	9.92		11.19

(1)

Excluding the $10.5 million pre-tax additional provision for credit losses ($7.0 million after-tax), or $0.09 per diluted share, related to the loans in the NC development under investigation, second quarter 2007 operating earnings totaled $0.36 per diluted share, operating return on average assets totaled 0.77% and operating return on average equity totaled 6.98%.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/06		9/30/06		6/30/06		3/31/06

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP) (1)	$23,551	$0.31	$32,165	$0.43	$29,343	$0.39	$27,807	$0.37
Non-Operating Items
Loss (gain) on securities	239		—		(3,601)		(675)
Gain on disposition of assets and liabilities	—		(2,498)		—		—
Loss on sale of indirect auto loans previously HFI	—		—		3,477		—
Employment contract buyouts	4,990		—		—		598
Loss on early extinguishment of debt	821		—		—		—
Related income taxes	(1,952)		767		42		27

Operating Earnings (Net Income, Excluding Non-Operating Items) (1)	27,649	0.37	30,434	0.40	29,261	0.39	27,757	0.37
Amortization of intangibles	2,156		2,204		2,208		2,207
Related income taxes	(279)		(677)		(755)		(763)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$29,526	$0.39	$31,961	$0.42	$30,714	$0.41	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,701,120		75,590,748		75,504,683		75,339,283

Select Balance Sheet (Averages)
Total assets	$14,130,681		$13,973,708		$14,344,435		$14,367,256
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible assets	13,444,288		13,285,215		13,654,060		13,675,994

Shareholders’ equity	1,559,088		1,501,105		1,476,234		1,487,996
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible equity	872,695		812,612		785,859		796,734

Return on Average Assets
GAAP earnings	0.66%		0.91%		0.82%		0.78%
Operating earnings	0.78		0.86		0.82		0.78
Cash operating earnings on average tangible assets	0.87		0.95		0.90		0.87

Return on Average Equity
GAAP earnings	5.99		8.50		7.97		7.58
Operating earnings	7.04		8.04		7.95		7.57
Cash operating earnings on average tangible equity	13.42		15.60		15.68		14.86

(1)	Net income and operating earnings for fourth quarter 2006 included a $5.2 million income tax benefit, or $0.07 per diluted share, related to favorable income tax settlements.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2006		2005

		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$112,866	$1.49	$69,821	$0.94
Non-Operating Items
Change in fair value of interest rate swaps	—		13,278
(Gain) loss on securities	(4,037)		52,139
Gain on disposition of assets and liabilities	(2,498)		—
Loss on sale of indirect auto loans previously HFI	3,477		—
Employment contract buyouts	5,588		10,327
Impairment loss from write-down of assets	—		917
Merger-related costs	—		4,009
Loss on early extinguishment of debt	821		7,101
Charitable contribution to foundation	—		683
Related income taxes	(1,116)		(32,541)
Discontinued operations, net of income tax	—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	115,101	1.52	126,130	1.69
Amortization of intangibles	8,775		8,637
Related income taxes	(2,474)		(2,698)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$121,402	$1.61	$132,069	$1.77

Average Common Shares Outstanding, Diluted	75,542,848		74,594,626

Select Balance Sheet (Averages)
Total assets	$14,202,649		$14,752,973
Intangible assets	(689,116)		(663,274)

Tangible assets	13,513,533		14,089,699

Shareholders’ equity	1,506,195		1,463,125
Intangible assets	(689,116)		(663,274)

Tangible equity	817,079		799,851

Return on Average Assets
GAAP earnings	0.79%		0.47%
Operating earnings	0.81		0.85
Cash operating earnings on average tangible assets	0.90		0.94

Return on Average Equity
GAAP earnings	7.49		4.77
Operating earnings	7.64		8.62
Cash operating earnings on average tangible equity	14.86		16.51

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	6/30/07	3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$96,521	$94,538
Tax-equivalent adjustment	1,555	1,641

Net interest income (tax-equivalent)	$98,076	$96,179

Total noninterest income, as reported (GAAP)	$28,508	$27,824
Adjustments for non-operating items:
Loss on securities	2,237	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$30,745	$29,209

Total noninterest expenses, as reported (GAAP)	$80,976	$82,331
Adjustments for non-operating items:
Employment contract buyouts and severance	(546)	(1,760)
Loss on early extinguishment of debt	(231)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	80,199	80,571
Less: amortization of intangibles	(2,136)	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$78,063	$78,570

Total Revenue (1)
GAAP	$125,029	$122,362
Operating (2)	128,821	125,388

Noninterest Income as a % Total Revenue (3)
GAAP	22.80%	22.74%
Operating (2)	23.87	23.29

Efficiency Ratios (4)
GAAP	64.77	67.28
Operating (2)	62.26	64.26
Cash operating (2)	60.60	62.66

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06	9/30/06	6/30/06	3/31/06

Select Financial Data Used in Ratios Calculated Below
Net interest income	$96,654	$98,683	$103,122	$102,912
Tax-equivalent adjustment	1,683	1,691	1,728	1,801

Net interest income (tax-equivalent)	$98,337	$100,374	$104,850	$104,713

Total noninterest income, as reported (GAAP)	$30,257	$35,082	$29,342	$27,155
Adjustments for non-operating items:
Loss (gain) on securities	239	—	(3,601)	(675)
Gain on disposition of assets and liabilities	—	(2,498)	—	—
Loss on sale of indirect auto loans previously HFI	—	—	3,477	—

Operating noninterest income (noninterest income, excluding non-operating items)	$30,496	$32,584	$29,218	$26,480

Total noninterest expenses, as reported (GAAP)	$91,022	$80,798	$80,381	$77,669
Adjustments for non-operating items:
Employment contract buyouts	(4,990)	—	—	(598)
Loss on early extinguishment of debt	(821)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	85,211	80,798	80,381	77,071
Less: amortization of intangibles	(2,156)	(2,204)	(2,208)	(2,207)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$83,055	$78,594	$78,173	$74,864

Total Revenue (1)
GAAP	$126,911	$133,765	$132,464	$130,067
Operating (2)	128,833	132,958	134,068	131,193

Noninterest Income as a % Total Revenue (3)
GAAP	23.84%	26.23%	22.15%	20.88%
Operating (2)	23.67	24.51	21.79	20.18

Efficiency Ratios (4)
GAAP	71.72	60.40	60.68	59.71
Operating (2)	66.14	60.77	59.96	58.75
Cash operating (2)	64.47	59.11	58.31	57.06

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2006	2005	2004	2003	2002

Select Financial Data Used in Ratios Calculated Below
Net interest income	$401,371	$409,056	$335,841	$250,890	$210,143
Tax-equivalent adjustment	6,903	6,054	4,356	2,681	2,352

Net interest income (tax-equivalent)	408,274	415,110	340,197	253,571	212,495
Net cash settlement of certain interest rate swaps included in noninterest income	—	10,360	27,560	19,486	7,396

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$408,274	$425,470	$367,757	$273,057	$219,891

Net interest margin (tax-equivalent)	3.22%	3.12%	3.06%	3.01%	3.59%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.22	3.20	3.31	3.24	3.71
Total noninterest income, as reported (GAAP)	$121,836	$47,267	$118,066	$95,117	$69,796
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	13,278	(2,550)	14,237	(7,527)
(Gain) loss on securities	(4,037)	52,139	(11,721)	(16,456)	(6,120)
Impairment of perpetual preferred stock	—	—	10,367	—	—
Gain on disposition of assets and liabilities	(2,498)	—	(2,350)	(601)	—
Loss on sale of indirect auto loans previously HFI	3,477	—	—	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	118,778	112,684	111,812	92,297	56,149
Net cash settlement of certain interest rate swaps included in noninterest income	—	10,360	27,560	19,486	7,396

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$118,778	$102,324	$84,252	$72,811	$48,753

Total noninterest expenses, as reported (GAAP)	$329,870	$320,110	$243,433	$201,548	$158,073
Adjustments for non-operating items:
Employment contract buyouts	(5,588)	(10,327)	(1,080)	(512)	(1,846)
Merger-related costs	—	(4,009)	(7,866)	(5,127)	(6,664)
Impairment recovery (loss) from write-down of assets	—	(917)	277	(268)	(1,449)
Conservation grant of land	—	—	(3,350)	—	—
Loss on early extinguishment of debt	(821)	(7,101)	(1,429)	(2,699)	(354)
Charitable contribution to foundation	—	(683)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	323,461	297,073	229,985	192,942	147,760
Less: amortization of intangibles	(8,775)	(8,637)	(6,043)	(3,433)	(1,519)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$314,686	$288,436	$223,942	$189,509	$146,241

Total Revenue (1)
GAAP	$523,207	$456,323	$453,907	$346,007	$279,939
Operating (2)	527,052	527,794	452,009	345,868	268,644

Noninterest Income as a % Total Revenue (3)
GAAP	23.29%	10.36%	26.01%	27.49%	24.93%
Operating (2)	22.54	21.35	24.74	26.69	20.90
Operating, excluding net cash settlement of certain interest rate swaps (4)	22.54	19.39	18.64	21.05	18.15

Efficiency Ratios (5)
GAAP	63.05	70.15	53.63	58.25	56.47
Operating (2)	61.37	56.29	50.88	55.78	55.00
Cash operating (2)	59.71	54.65	49.54	54.79	54.44

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.